UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 18, 2014

WSI Industries, Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State Or Other Jurisdiction Of Incorporation)

000-00619	41-0691607
(Commission File Number)	(I.R.S. Employer Identification No.)

213 Chelsea Road Monticello, MN	55362
(Address Of Principal Executive Offices)	(Zip Code)

(763) 295-9202
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1, 3, 4, 6, and 7 are not applicable and therefore omitted.

Item 2.02         Results of Operations and Financial Condition.

WSI Industries, Inc. (the “Company”) issued a press release on December 18, 2014 disclosing material non-public information regarding its results of operations for the first quarter of fiscal year 2015. The Company hereby furnishes the press release, which is attached hereto as Exhibit 99.1.

Item 5.07         Submission of Matters to a Vote of Security Holders.

The Company held its 2015 Annual Meeting of Shareholders (the “Annual Meeting”) on December 18, 2014 at its offices at 213 Chelsea Road, Monticello, Minnesota, beginning at 1:00 p.m., local time. Of the 2,908,893 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting, 2,605,118 shares were present either in person or by proxy. The final results of voting for each matter submitted to a vote of shareholders at the Annual Meeting are set forth below.

Proposal 1. To elect six directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected and shall qualify.

Nominee	For	Withhold	Broker Non-Vote
Thomas C. Bender	1,104,450	153,073	1,347,595
James D. Hartman	1,103,809	153,714	1,347,595
Burton F. Myers II	1,103,737	153,786	1,347,595
Michael J. Pudil	1,172,463	85,060	1,347,595
Benjamin T. Rashleger	1,073,456	184,067	1,347,595
Jack R. Veach	1,102,781	154,742	1,347,595

The Company’s shareholders elected all nominees named in the proxy statement for the meeting to the Company’s board of directors, each to serve until the next annual meeting of shareholders or until their successors are elected and shall qualify.

Proposal 2. Approval of amendments to the WSI Industries, Inc. 2005 Stock Option Plan.

For	Against	Abstain	Broker Non-Vote
834,749	412,552	10,222	1,347,595

The Company’s shareholders ratified and approved the amendments to the WSI Industries, Inc. Stock Option Plan.

Proposal 3. To ratify and approve the appointment of Schechter Dokken Kanter Andrews & Selcer Ltd. as independent public accountants for the fiscal year ending August 30, 2015.

For	Against	Abstain	Broker Non-Vote
2,381,414	11,131	212,573	-0-

The appointment of Schechter Dokken Kanter Andrews & Selcer Ltd. was ratified and approved.

Item 8.01       Other Events.

On December 18, 2014, the Company’s Board of Directors declared a dividend of $.04 per share payable January 20, 2015 to holders of record on January 6, 2015.

Item 9.01       Financial Statements And Exhibits.

Exhibit No.	Description

99.1	Press Release issued by WSI Industries, Inc. on December 18, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WSI INDUSTRIES, INC.

By:	/s/ Benjamin T. Rashleger
Benjamin T. Rashleger
Chief Executive Office & President

Date: December 23, 2014